PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Jonathan Wolf
Galai Communications Public Relations
+972 (0) 3-613-52-48
yoni@galaipr.com

Mellanox Achieves Record Quarterly Revenue in the Third Quarter 2016
Quarterly Revenue Growth of 31 Percent Year-over-Year to $224.2 Million
25/50/100 Gigabit Ethernet Revenues Grew 72 Percent Sequentially
InfiniBand Revenues Grew 9 Percent Sequentially

SUNNYVALE, Calif. and YOKNEAM, ISRAEL - October 27, 2016 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its third quarter ended September 30, 2016.

“We are pleased to report the sixth consecutive quarter of record revenue. We see strong customer adoption of our 25/50/100 Gigabit Ethernet solutions. We believe the transition to 25/50/100 Gigabit Ethernet provides Mellanox significant growth opportunities due to our first mover advantage.
We saw strong sequential growth in our InfiniBand business, driven by continued adoption of our 100 Gigabit EDR solutions,” said Eyal Waldman, president and CEO of Mellanox Technologies. “Our third quarter results show continued leadership in both Ethernet and InfiniBand, and we expect growth to continue, driven by our interconnect and processor technologies.”

Third Quarter 2016 Highlights

•	Revenues of $224.2 million increased 4.4 percent, compared to $214.8 million in the second quarter of 2016.

•	GAAP gross margins of 65.1 percent in the third quarter compared to 62.8 percent in the second quarter of 2016.

•	Non-GAAP gross margins of 71.8 percent, compared to 71.4 percent in the second quarter of 2016.

•	GAAP operating income was $14.5 million, compared to $6.6 million in the second quarter of 2016.

•	Non-GAAP operating income was $49.2 million, or 22.0 percent of revenue, compared to non-GAAP operating income of $45.5 million, or 21.2% percent of revenue in the second quarter of 2016.

•	GAAP net income was $12.0 million, compared to $4.7 million in the second quarter of 2016.

•	Non-GAAP net income was $46.2 million, compared to $42.7 million in the second quarter of 2016.

•	GAAP net income per diluted share was $0.24 in the third quarter compared to $0.09 in the second quarter of 2016.

•	Non-GAAP net income per diluted share was $0.93 in the third quarter compared to $0.87 in the second quarter of 2016.

•	$48.7 million in cash was provided by operating activities, compared to $44.8 million in the second quarter of 2016.

•	Cash and investments totaled $292.4 million at September 30, 2016, compared to $276.5 million at June 30, 2016.

Fourth Quarter 2016 Outlook
We currently project:

•	Quarterly revenues of $222 million to $228 million

•	Non-GAAP gross margins of 71 percent to 72 percent

•	An increase in non-GAAP operating expenses of 2 percent to 4 percent

•	Share-based compensation expense of $17.4 million to $17.9 million

•	Non-GAAP diluted share count of 49.8 million to 50.3 million shares

Recent Mellanox Press Release Highlights

•	October 3, 2016	Open Ethernet Gains Further Momentum with Deployment of Standard Linux Operating Systems over Ethernet Switches
•	September 28, 2016	Mellanox Delivers Advanced Network Capabilities and Crypto Functions with New Innova IPsec 10/40G Ethernet Adapters
•	September 27, 2016	Mellanox and Micron Smash 1 Terabit per Second Storage Performance Record with Windows Server 2016

•	September 17, 2016	Mellanox Technologies and Oclaro Team Up to Connect 100Gb/s PSM4 Silicon Photonics to Next Generation 25Gb/s LR Transceivers for Servers and Storage
•	September 6, 2016	Mellanox and Cumulus Deliver First Complete 10/25/50/100 Gb/s Ethernet Open Networking Switch Portfolio
•	September 5, 2016	Mellanox Launches 25 Gb/s Ethernet SFP28 Optical Transceivers and Active Optical Cables for Data Center Networks
•	August 31, 2016	Mellanox Ethernet Solutions Accelerate Germany's Most Advanced Cloud Data Center
•	August 29, 2016	Mellanox Ethernet Offload Engines Enable New Levels of Application Efficiency With VMware vSphere
•	August 23, 2016	Mellanox Expands Asia-Pacific Presence, New Singapore Headquarters and State-of-the-Art Solutions Centre to Strengthen Footprint in Asia
•	August 16, 2016	Mellanox Demonstrates Accelerated NVMe Over Fabrics at Intel Developers Forum

Conference Call
Mellanox will hold its third quarter 2016 financial results conference call today at 2 p.m. Pacific Time (5 P.M. Eastern Time) to discuss the Company’s financial results. To listen to the call, dial +1-877-876-9176, or for investors outside the U.S., +1-785-424-1667, approximately ten minutes prior to the start time.
The Mellanox financial results conference call will be available, via live webcast, on the investor relations section of the Mellanox website at: http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.
About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance. Mellanox offers a choice of high performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage, network security, telecom and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net (loss) income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, gains (losses) on equity investments, and income tax effects and adjustments because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investor Relations” section on our website.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the guidance for the three months ended December 31, 2016, statements related to trends in the market for our solutions and services, opportunities for our company in 2016 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 26, 2016. All forward-looking statements in this press release, including the outlook for the three months ended December 31, 2016, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Total revenues	$224,211	$171,377	$635,822	$481,200
Cost of revenues	78,191	49,129	228,479	137,394
Gross profit	146,020	122,248	407,343	343,806
Operating expenses:
Research and development	83,611	65,861	236,969	186,555
Sales and marketing	34,408	24,816	98,212	70,740
General and administrative	13,501	10,944	54,933	31,315
Total operating expenses	131,520	101,621	390,114	288,610
Income from operations	14,500	20,627	17,229	55,196
Interest expense	(2,195)	—	(5,408)	—
Other income (loss)	606	441	982	(1,116)
Other (loss) income, net	(1,589)	441	(4,426)	(1,116)
Income before taxes	12,911	21,068	12,803	54,080
Provision for taxes on income	(874)	(1,116)	(3,280)	(4,384)
Net income	$12,037	$19,952	$9,523	$49,696
Net income per share — basic	$0.25	$0.43	$0.20	$1.08
Net income per share — diluted	$0.24	$0.42	$0.19	$1.05
Shares used in computing net income per share:
Basic	48,385	46,583	47,883	46,158
Diluted	49,494	47,725	49,232	47,542

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$12,037	$19,952	$9,523	$49,696
Adjustments:
Share-based compensation expense:
Cost of revenues	627	592	1,773	1,749
Research and development	10,396	7,183	30,318	21,504
Sales and marketing	3,837	2,621	11,374	7,765
General and administrative	2,716	2,434	10,471	6,816
Total share-based compensation expense	17,576	12,830	53,936	37,834
Amortization of acquired intangibles:
Cost of revenues	13,519	2,074	37,479	5,621
Research and development	195	194	584	584
Sales and marketing	2,230	196	5,483	977
Total amortization of acquired intangibles	15,944	2,464	43,546	7,182
Settlement costs:
General and administrative	—	—	5,106	—
Total settlement costs	—	—	5,106	—
Acquisition related charges:
Cost of revenues	729	—	8,261	—
Research and development	407	290	1,047	1,893
Sales and marketing	—	—	206	450
General and administrative	85	742	6,746	742
Total acquisition related charges	1,221	1,032	16,260	3,085
Impairment loss on equity investment in a private company	—	—	—	3,189
Tax effects and adjustments	(585)	—	(207)	—
Non-GAAP net income	$46,193	$36,278	$128,164	$100,986

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$224,211	$171,377	$635,822	$481,200
GAAP gross profit	146,020	122,248	407,343	343,806
GAAP gross margin	65.1%	71.3%	64.1%	71.4%
Share-based compensation expense	627	592	1,773	1,749
Amortization of acquired intangibles	13,519	2,074	37,479	5,621
Acquisition related charges	729	—	8,261	—
Non-GAAP gross profit	$160,895	$124,914	$454,856	$351,176
Non-GAAP gross margin	71.8%	72.9%	71.5%	73.0%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$131,520	$101,621	$390,114	$288,610
Share-based compensation expense	(16,949)	(12,238)	(52,163)	(36,085)
Amortization of acquired intangibles	(2,425)	(390)	(6,067)	(1,561)
Settlement costs	—	—	(5,106)	—
Acquisition related charges	(492)	(1,032)	(7,999)	(3,085)
Non-GAAP operating expenses	$111,654	$87,961	$318,779	$247,879

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$14,500	$20,627	$17,229	$55,196
Share-based compensation expense	17,576	12,830	53,936	37,834
Settlement costs	—	—	5,106	—
Amortization of acquired intangibles	15,944	2,464	43,546	7,182
Acquisition related charges	1,221	1,032	16,260	3,085
Non-GAAP income from operations	$49,241	$36,953	$136,077	$103,297

Shares used in computing GAAP diluted earnings per share	49,494	47,725	49,232	47,542
Adjustments:
Effect of dilutive securities under GAAP*	(1,109)	(1,142)	(1,349)	(1,384)
Total options vested and exercisable	1,265	1,644	1,265	1,644
Shares used in computing non-GAAP diluted earnings per share	49,650	48,227	49,148	47,802

GAAP diluted net income per share	$0.24	$0.42	$0.19	$1.05
Adjustments:
Share-based compensation expense	0.35	0.27	1.10	0.79
Amortization of acquired intangibles	0.32	0.05	0.89	0.15
Settlement costs	—	—	0.10	—
Acquisition related charges	0.03	0.02	0.33	0.06
Impairment loss on equity investment in a private company	—	—	—	0.07
Tax effects and adjustments	(0.01)	—	—	—
Effect of dilutive securities under GAAP*	0.02	0.02	0.07	0.06
Total options vested and exercisable	(0.02)	(0.03)	(0.07)	(0.07)
Non-GAAP diluted net income per share	$0.93	$0.75	$2.61	$2.11

* This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential ordinary shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$55,455	$263,199
Short-term investments	236,934	247,314
Accounts receivable, net	133,135	84,273
Inventories	61,910	62,473
Other current assets	20,038	19,979
Total current assets	507,472	677,238
Property and equipment, net	113,621	100,018
Severance assets	16,429	9,514
Intangible assets, net	288,722	32,154
Goodwill	476,037	200,743
Deferred taxes and other long-term assets	32,763	33,715
Total assets	$1,435,044	$1,053,382

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,450	$44,600
Accrued liabilities	90,437	74,787
Deferred revenue	23,400	17,743
Current portion of term debt	20,065	—
Total current liabilities	184,352	137,130
Accrued severance	20,583	12,464
Deferred revenue	15,507	12,439
Term debt	228,850	—
Other long-term liabilities	29,356	24,668
Total liabilities	478,648	186,701
Shareholders’ equity:
Ordinary shares	207	200
Additional paid-in capital	761,374	684,824
Accumulated other comprehensive income (loss)	1,966	(1,669)
Retained earnings	192,849	183,326
Total shareholders’ equity	956,396	866,681
Total liabilities and shareholders’ equity	$1,435,044	$1,053,382

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Nine months ended September 30,
	2016	2015
Cash flows from operating activities:
Net income	$9,523	$49,696
Adjustments to reconcile net income to net cash provided by operating activities, net of effects from acquired company:
Depreciation and amortization	73,264	30,464
Deferred income taxes	1,266	134
Share-based compensation expense	53,936	37,834
Gain on investments	(1,190)	(2,193)
Impairment of equity investment in a private company	—	3,189
Changes in assets and liabilities:
Accounts receivable, net	(32,698)	229
Inventory	12,624	(23,988)
Prepaid expenses and other assets	5,343	(504)
Accounts payable	4,876	2,119
Accrued liabilities and other payables	15,132	18,817
Net cash provided by operating activities	142,076	115,797

Cash flows from investing activities:
Purchase of severance-related insurance policies	(865)	(563)
Purchase of short term investments	(218,642)	(219,459)
Proceeds from sale of short term investments	209,456	148,697
Proceeds from maturities of short term investments	130,187	62,144
Restricted cash	—	3,604
Purchase of property and equipment	(32,748)	(36,972)
Purchase of intangible finite-lived assets	(6,060)	(210)
Purchase of equity investments in private companies	(1,284)	—
Acquisition, net of cash acquired $87.5 million	(698,501)	—
Net cash used in investing activities	(618,457)	(42,759)

Cash flows from financing activities:
Proceeds from term debt	280,000	—
Principal payments on term debt	(27,000)	—
Term debt issuance costs	(5,521)	—
Principal payments on capital lease obligations	(491)	(831)
Proceeds from issuance of common stock under employee stock plans	21,649	16,978
Net cash provided by financing activities	268,637	16,147

Net (decrease) increase in cash and cash equivalents	(207,744)	89,185
Cash and cash equivalents at beginning of period	263,199	51,326
Cash and cash equivalents at end of period	$55,455	$140,511